Exhibit 10.1

Execution Version

NINTH AMENDMENT

TO

SENIOR REVOLVING CREDIT AGREEMENT

DATED AS OF FEBRUARY 25, 2015

AMONG

HALCÓN RESOURCES CORPORATION,
AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

J. P. MORGAN SECURITIES LLC,

AS SOLE LEAD ARRANGER

J. P. MORGAN SECURITIES LLC AND WELLS FARGO SECURITIES, LLC,

AS JOINT BOOKRUNNERS

NINTH AMENDMENT
TO SENIOR REVOLVING CREDIT AGREEMENT

THIS NINTH AMENDMENT TO SENIOR REVOLVING CREDIT AGREEMENT (this “Ninth Amendment”) dated as of February 25, 2015 is among HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), each of the undersigned Lenders party to the Credit Agreement, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.            Reference is made to that certain Senior Revolving Credit Agreement dated as of February 8, 2012 (as amended, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”; as amended by this Ninth Amendment, and as may be further amended, modified or supplemented the “Amended Credit Agreement”) among the Borrower, each of the Lenders party thereto and the Administrative Agent, pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B.            The Borrower has requested and the Administrative Agent and Lenders constituting the Majority Lenders have agreed to amend certain provisions of the Credit Agreement.

C.            NOW, THEREFORE, to induce the Administrative Agent and each of the Lenders to enter into this Ninth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement.  Unless otherwise indicated, all section references in this Ninth Amendment refer to sections of the Amended Credit Agreement.

Section 2.                      Amendments to Credit Agreement.

2.1          Interest Coverage Ratio.  Section 9.01(a) of the Credit Agreement is amended in its entirety to read as follows:

“(a)         Interest Coverage Ratio.  The Borrower will not, as of the last day of any fiscal quarter, permit its Interest Coverage Ratio to be to be less than (i) for any fiscal quarter ending on or before March 31, 2016, 2.0 to 1.0 and (ii) for any fiscal quarter thereafter, 2.5 to 1.0.”

Section 3.              Conditions Precedent.  This Ninth Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (such date, the “Ninth Amendment Effective Date”):

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3.1          Ninth Amendment.  The Administrative Agent shall have received a counterpart of this Ninth Amendment signed by the Borrower, the Guarantors, and Lenders constituting the Majority Lenders.

3.2          Fees.  The Administrative Agent, the Arranger and the Lenders shall have received all fees and other amounts due and payable on or prior to the Ninth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment in full of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Amended Credit Agreement.

3.3          No Default; No Material Adverse Effect.  At the time of and immediately after giving effect to this Ninth Amendment, (a) no Default or Event of Default shall have occurred and be continuing and (b) no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

The Administrative Agent is hereby authorized and directed to declare this Ninth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.              Miscellaneous.

4.1          Confirmation.  The provisions of the Amended Credit Agreement shall remain in full force and effect following the effectiveness of this Ninth Amendment.

4.2          Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Ninth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Ninth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date; (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

4.3          Loan Document.  This Ninth Amendment is a Loan Document.

4.4          Counterparts.  This Ninth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Ninth Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

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4.5          NO ORAL AGREEMENT.  THIS NINTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6          GOVERNING LAW.  THIS NINTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.7          Severability.  Any provision of this Ninth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8          Successors and Assigns.  This Ninth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[This page intentionally left blank.  Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN ENERGY HOLDINGS, LLC
HALCÓN GULF STATES, LLC
HALCÓN OPERATING CO., INC.
HRC ENERGY RESOURCES (WV), INC.
HRC ENERGY LOUISIANA, LLC
HRC PRODUCTION COMPANY
HALCÓN FIELD SERVICES, LLC
HALCÓN LOUISIANA OPERATING, L.P.
HRC ENERGY, LLC
HRC OPERATING, LLC
HK ENERGY, LLC
HK ENERGY OPERATING, LLC
HK LOUISIANA OPERATING, LLC
HK OIL & GAS, LLC
HALCÓN WILLISTON I, LLC
HALCÓN WILLISTON II, LLC HK RESOURCES, LLC THE 7711 CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief Financial Officer and Treasurer, for and on behalf of each of the foregoing Guarantors

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

	By:	/s/ Michael A. Kamauf
		Name:	Michael A. Kamauf
		Title:	Authorized Officer

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	WELLS FARGO BANK, N.A., as Lender

	By:	/s/ Todd C. Fogle
		Name:	Todd C. Fogle
		Title:	Vice President

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BMO HARRIS FINANCING, INC., as Lender

	By:	/s/ James V. Ducote
		Name:	James V. Ducote
		Title:	Managing Director

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BARCLAYS BANK PLC, as Lender

	By:	/s/ Luke Syme
		Name:	Luke Syme
		Title:	Assistant Vice President

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	SUNTRUST BANK, as Lender

	By:	/s/ Shannon Juhan
		Name:	Shannon Juhan
		Title:	Vice President

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

	By:	/s/ Victor Ponce De Leon
		Name:	Victor Ponce De Leon
		Title:	Senior Vice President

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	GOLDMAN SACHS BANK USA, as Lender

	By:	/s/ Michelle Latzoni
		Name:	Michelle Latzoni
		Title:	Authorized Signatory

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	ROYAL BANK OF CANADA, as Lender

	By:	/s/ Jay Sartain
		Name:	Jay Sartain
		Title:	Authorized Signatory

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BANK OF AMERICA, N.A., as Lender

	By:	/s/ Jordan Forester
		Name:	Jordan Forester
		Title:	Assistant Vice President

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	THE ROYAL BANK OF SCOTLAND PLC, as Lender

	By:	/s/ James L. Moyes
		Name:	James L. Moyes
		Title:	Managing Director

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

	By:	/s/ Michael Spaight
		Name:	Michael Spaight
		Title:	Authorized Signatory

	By:	/s/ Karim Rahimtoola
		Name:	Karim Rahimtoola
		Title:	Authorized Signatory

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

	By:	/s/ Mark A. Roche
		Name:	Mark A. Roche
		Title:	Managing Director

	By:	/s/ Michael Willis
		Name:	Michael Willis
		Title:	Managing Director

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	NATIXIS,
as Lender

	By:	/s/ Justin Bellamy
		Name:	Justin Bellamy
		Title:	Director

	By:	/s/ Stuart Murray
		Name:	Stuart Murray
		Title:	Managing Director

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	ING CAPITAL LLC,
as Lender

	By:	/s/ Charles Hall
		Name:	Charles Hall
		Title:	Managing Director

	By:	/s/ Josh Strong
		Name:	Josh Strong
		Title:	Director

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	COMERICA BANK,
as Lender

	By:	/s/ William Robinson
		Name:	William Robinson
		Title:	Vice President

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH,
as Lender

	By:	/s/ Michael Winters
		Name:	Michael Winters
		Title:	Vice President

	By:	/s/ Peter Cucchiara
		Name:	Peter Cucchiara
		Title:	Vice President

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	SUMITOMO MITSUI BANKING CORPORATION,
as Lender

	By:	/s/ Shuji Yabe
		Name:	Shuji Yabe
		Title:	Managing Director

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	THE BANK OF NOVA SCOTIA,
as Lender

	By:	/s/ Alan Dawson
		Name:	Alan Dawson
		Title:	Director

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	KEYBANK NATIONAL ASSOCIATION
as Lender

	By:	/s/ George E. McKean
		Name:	George E. McKean
		Title:	Senior Vice President

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BNP PARIBAS
as Lender

	By:	/s/ Sriram Chandrasekaran
		Name:	Sriram Chandrasekaran
		Title:	Director

	By:	/s/ Julien Pecoud-Bouvet
		Name:	Julien Pecoud-Bouvet
		Title:	Vice President

SIGNATURE PAGE — NINTH AMENDMENT

HALCÓN RESOURCES CORPORATION